EFFECTIVE MAY 18, 2006

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2006

Tupperware Brands Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-11657	36-4062333
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P. O. Box 2353, Orlando, Florida	32802
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (407) 826-5050

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

On May 17, 2006 the shareholders of Tupperware Brands Corporation (the “Corporation”) approved the adoption of the Corporation’s 2006 Incentive Plan, which is intended to provide flexibility to the Corporation in its ability to attract, motivate and retain the services of the participants under such plan. The 2006 Incentive Plan provides for the issuance of cash and stock-based incentive awards to employees and certain non-employee participants. Stock-based awards may be in the form of performance awards, stock options, stock appreciation rights, restricted stock awards and restricted stock unit awards. There are 2,395,000 shares of the Corporation’s common stock which are reserved for use under the 2006 Incentive Plan, and the provisions of such plan imposes limitations on the uses of certain types of awards which may be issued in terms of numbers of shares which may be issued by type of award or by awards per participant. Among the provisions included in the 2006 Incentive Plan approved by shareholders are specific types of performance goals which may be utilized by the Corporation in setting performance-based awards. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. A copy of the 2006 Incentive Plan is attached as Exhibit 10.1.

On May 17, 2006 the shareholders of Tupperware Brands Corporation (the “Corporation”) also approved amendments to the Corporation’s Director Stock Plan. The amendments expand the types of awards which may be issued under the Director Stock Plan to include restricted stock and restricted stock unit awards and authorize a board committee comprised of independent directors that administers the Director Stock Plan to grant equity-based awards in amounts and with terms and conditions which permit the Corporation to attract and retain qualified directors. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. A copy of amended Director Stock Plan is attached as Exhibit 10.2, and the form of restricted stock agreement for use under such amended Director Stock Plan is attached as Exhibit 10.3.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 10.1	Tupperware Brands Corporation 2006 Incentive Plan

Exhibit 10.2	Tupperware Brands Corporation Director Stock Plan, amended May 17, 2006

Exhibit 10.3	Form of Restricted Stock Agreement approved for use under the Tupperware Brands Corporation Director Stock Plan, as amended May 17, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tupperware Brands Corporation
(Registrant)

May 18, 2006	By:	/s/ Thomas M. Roehlk
Thomas M. Roehlk
Executive Vice President, Chief Legal Officer and Secretary